                                                               EXHIBIT (g)(xvii)


                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                                          Effective Date
----                                                          --------------

Schwab International Index Fund -                             July 21, 1993
Investor Shares

Schwab International Index Fund -                             April 30, 1997
Select Shares

Schwab Small-Cap Index Fund -                                 October 14, 1993
Investor Shares

Schwab Small-Cap Index Fund -                                 April 30, 1997
Select Shares

Schwab MarketTrack Growth Portfolio                           September 25, 1995
(formerly known as Schwab Asset
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio                         September 25, 1995
(formerly known as Schwab Asset
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio                     September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                         February 28, 1996

Schwab S&P 500 Fund -e.Shares                                 February 28, 1996

Schwab S&P 500 Fund - Select Shares                           April 30, 1997

Schwab Analytics Fund                                         May 21, 1996

Schwab MarketManager International Portfolio                  September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio                         October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio                       October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio                      August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio                       April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                             October 28, 1998

Institutional Select Large-Cap Value                          October 28, 1998
Index Fund

Institutional Select Small-Cap Value                          October 28, 1998
Index Fund

Schwab Total Stock Market Index Fund -                        April 15, 1999
Investor Shares

Schwab Total Stock Market Index Fund -                        April 15, 1999
Select Shares

                                    SCHWAB CAPITAL TRUST

                                    By:    /s/ William J. Klipp
                                    Name:  William J. Klipp
                                    Title: Executive Vice President
                                           and Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Ron Carter
                                    Name:  Ron Carter
                                    Title: Senior Vice President

                                                               EXHIBIT (g)(xvii)

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                       Fee
----                                       ---
Schwab International Index Fund -          Twenty one-hundredths of one percent (.20%)
Investor Shares                            of the Fund's average daily net assets

Schwab International Index Fund -          Five one-hundredths of one percent (0.05%)
Select Shares                              of the class' average daily net assets

Schwab Small-Cap Index Fund-               Twenty one-hundredths of one percent (.20%)
Investor Shares                            of the Fund's average daily net assets

Schwab Small-Cap Index Fund-               Five one-hundredths of one percent (0.05%)
Select Shares                              of the class' average daily net assets

Schwab MarketTrack Growth Portfolio        Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset            of the Fund's average daily net assets
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio      Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset            of the Fund's average daily net assets
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio  Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset            of the Fund's average daily net assets
Director-Conservative Growth Fund)

Schwab S&P 500 Fund -Investor Shares       Twenty one-hundredths of one percent (.20%)
                                           of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares             Five one-hundredths of one percent (0.05%)
                                           of the class' average daily net assets

Schwab S&P 500 Fund - Select Shares        Five one-hundredths of one percent (0.05%)
                                           of the class' average daily net assets

Schwab Analytics Fund                      Twenty one-hundredths of one percent (.20%)
                                           of the Fund's average daily net assets.

Fund                                       Fee
----                                       ---
Schwab MarketManager International         Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab        of the Fund's average daily net assets.
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio      Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab OneSource        of the Fund's average daily net assets.
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio    Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab OneSource        of the Fund's average daily net assets.
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio   Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab OneSource        of the Fund's average daily net assets.
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio   Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset            of the Fund's average daily net assets
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund          Five one-hundredths of one percent (0.05%)
                                           of the Fund's average daily net assets

Institutional Select Large-Cap             Five one-hundredths of one percent (0.05%)
Value Index Fund                           of the Fund's average daily net assets

Institutional Select Small-Cap             Five one-hundredths of one percent (0.05%)
Index Fund                                 of the Fund's average daily net assets

Schwab Total Stock Market Index            Twenty one-hundredths of one percent (0.20%)
Fund - Investor Shares                     of the Fund's average daily net assets

Schwab Total Stock Market Index            Five one-hundredths of one percent (0.05%)
Fund - Select Shares                       of the Fund's average daily net assets

                                    SCHWAB CAPITAL TRUST

                                    By:    /s/ William J. Klipp
                                    Name:  William J. Klipp
                                    Title: Executive Vice President
                                           and Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Ron Carter
                                    Name:  Ron Carter
                                    Title: Senior Vice President